UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016
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FLAMEL TECHNOLOGIES S.A.
(Exact name of registrant as specified in its charter)
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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)
Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: 011 +33 472 78 34 34
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On September 19, 2016, Flamel Technologies S.A. (the "Company") issued a press release announcing it will host a meeting for investors and analysts on Monday, September 26, 2016. That press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 19, 2016, the Company issued a press release announcing it will present at the Ladenburg Thalmann 2016 Healthcare Conference on Tuesday, September 27, 2016. That press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

 Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Flamel Technologies S.A. dated September 19, 2016
99.2	Press release of Flamel Technologies S.A. dated September 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FLAMEL TECHNOLOGIES S.A.
By:            /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary
Date: September 19, 2016

Exhibit Index

99.1	Press release of Flamel Technologies S.A. dated September 19, 2016
99.2	Press release of Flamel Technologies S.A. dated September 19, 2016